UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515-8 Research Blvd, Suite 300, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 425-7929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 9, 2026 (the “Bridge Closing Date”), Flex Ltd., a company organized under the laws of Singapore (the “Company” or “Flex”) entered into a Bridge Credit Agreement (the “Bridge Credit Agreement”), by and among the Company, as borrower, the lenders party thereto and Citibank, N.A., as administrative agent, which provides a senior bridge term loan credit facility (the “Bridge Credit Facility”) in an aggregate committed amount of $1.1 billion. In connection with the consummation of the Transaction (as defined below), on October 14, 2026, the Company borrowed $1.1 billion under the Bridge Credit Facility in a single advance. The Bridge Credit Facility will mature on October 13, 2027, the date that is 364 days after the date on which it was funded.

Loans under the Bridge Credit Agreement bear interest at a floating rate, which can be, at the Company’s option, either (i) Term SOFR (as defined in the Bridge Credit Agreement) plus an applicable margin or (ii) the Base Rate (as defined in the Bridge Credit Agreement) plus an applicable margin, in each case, with such margin determined based on the Company’s senior unsecured long-term debt ratings.

The Bridge Credit Agreement contains various customary covenants, including, but not limited to, restrictions on the ability of the Company and its subsidiaries to incur indebtedness, grant liens, dispose of material assets, merge or consolidate with or into other companies, materially change the nature of their business and make certain accounting changes, in each case, subject to various exceptions. The Bridge Credit Agreement requires the maintenance of (i) a Debt/EBITDA Ratio (as defined in the Bridge Credit Agreement) not to exceed 4.50 to 1.00 as of the last day of any fiscal quarter of the Company and (ii) an Interest Coverage Ratio (as defined in the Bridge Credit Agreement) of not less than 3.00 to 1.00 as of the last day of any fiscal quarter of the Company.

The Bridge Credit Agreement also includes various customary events of default. Upon an event of default, commitments under the Bridge Credit Agreement may be terminated and outstanding borrowings may be accelerated.

The obligations under the Bridge Credit Agreement are not guaranteed by any subsidiary of the Company. The Company may, at any time after the Bridge Closing Date and upon prior written notice to the administrative agent, cause any of its subsidiaries to become a subsidiary guarantor. The information set forth in Item 2.01 and Item 2.03 of this Current Report on Form 8-K regarding the use of proceeds under the Bridge Credit Facility is hereby incorporated by reference into this Item 1.01.

A copy of the Bridge Credit Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01 as though fully set forth herein. The foregoing summary description of the Bridge Credit Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Bridge Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 3, 2026, the Company, ACS Acquisitions, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Purchaser”), EPC Power Corp., a Delaware corporation (“EPC Power”), and Charge Parent, LLC, a Delaware limited liability company (the “Seller”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Purchaser agreed to acquire all of the equity interests of EPC Power from the Seller (such transaction, the “Transaction”). On October 14, 2026, the Company completed the Transaction. EPC Power is now a wholly owned subsidiary of the Company and part of the Company’s Cloud and Power Infrastructure business, which, as previously announced, the Company plans to separate into an independent publicly traded company, Axiom Solutions International, Inc. (“Axiom”) in the first quarter of 2027 (the “Spin-Off”). Pursuant to the Purchase Agreement, the purchase price paid upon the completion of the Transaction was $4.4 billion in cash, subject to customary adjustments as set forth in the Purchase Agreement (the “Consideration”). The Purchase Agreement contains a “locked box” mechanism in which the enterprise value of EPC Power has been fixed as of June 30, 2026 (the “Locked Box Date”). EPC Power and the Seller have agreed to customary protections against leakage of value from EPC Power between the Locked Box Date and the date of the closing of the Transaction, subject to customary exceptions for permitted leakage.

The Company funded the Consideration with borrowings under the Credit Facility (as defined below), borrowings under the Bridge Credit Facility and cash on hand.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the description in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 4, 2026, which description is incorporated herein by reference, and the full text of the Purchase Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2026, and which is incorporated herein by reference.

As previously disclosed, on October 2, 2026, the Company and Axiom entered into a Series A Convertible Preferred Stock Investment Agreement (the “Preferred Investment Agreement”) with GC Venture XIII (ASI), L.P. and the other investors party thereto (collectively, the “Preferred Investors”), pursuant to which the Preferred Investors agreed to purchase 200,000 shares of Axiom’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), in a private placement at a per share purchase price of $10,000 and an aggregate purchase price of $2.0 billion (the “Preferred Investment”). The closing of the Preferred Investment remains subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other required regulatory approval. Axiom expects to use the net proceeds from the Preferred Investment to, among other things, repay borrowings incurred by the Company in connection with the Transaction.

The foregoing description of the Preferred Investment and the Preferred Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the description in the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2026, which description is incorporated herein by reference, and the full text of the Preferred Investment Agreement, a copy of which was filed by the Company as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2026, and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on September 29, 2026, the Company entered into a Credit Agreement (the “Credit Agreement”), by and among the Company, as borrower, the lenders party thereto and Citibank, N.A., as administrative agent, which provides for a senior term loan credit facility in an aggregate committed amount of $3.3 billion (the “Credit Facility”). In connection with the consummation of the Transaction, on October 14, 2026, the Company borrowed $3.3 billion under the Credit Facility in a single advance to pay a portion of the Consideration and other fees and expenses related to the Transaction. The Credit Facility will mature on October 13, 2027, the date that is 364 days after the date on which it was funded. Loans under the Credit Agreement bear interest at a floating rate, which can be, at the Company’s option, either (i) Term SOFR (as defined in the Credit Agreement) plus an applicable margin or (ii) the Base Rate (as defined in the Credit Agreement) plus an applicable margin, in each case, with such margin determined based on the Company’s senior unsecured long-term debt ratings. The Company is required to prepay the loans under the Credit Facility upon the funding of a term loan facility to be entered into by Axiom in connection with the Spin-Off.

As described above, in connection with the consummation of the Transaction, on October 14, 2026, the Company borrowed $1.1 billion under the Bridge Credit Facility in a single advance to pay a portion of the Consideration and other fees and expenses related to the Transaction.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which was filed by the Company as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on October 2, 2026, and which is incorporated herein by reference.

Item 8.01.	Other Events.

On October 14, 2026, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Transaction, the Preferred Investment and the Spin-Off; the expected timing of the Spin-Off and the ability to complete the Preferred Investment and the Spin-Off; the expected timing of the closing of the Preferred Investment and the expected use of the net proceeds therefrom; the anticipated synergies and benefits of the Transaction and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; future performance of each of Flex and Axiom, including the business of EPC Power; the impact of the Transaction on Flex’s Cloud and Power Infrastructure business; Flex’s plans to repay borrowings incurred in connection with the Transaction; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and Axiom. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the Transaction, the Preferred Investment and the proposed Spin-Off include, but are not limited to: uncertainties as to whether the Preferred Investment and the Spin-Off will be completed and the timing thereof; the ability to achieve anticipated ratings of the Convertible Preferred Stock; the possibility that various conditions to the completion of the Preferred Investment and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; potential adverse effects to the businesses of Flex during the pendency of the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the Transaction and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Spin-Off; disruption from the Transaction and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the completion of the Transaction or the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the completion of the Transaction and the announcement or pendency of the Preferred Investment and the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of

Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the SEC. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed Spin-Off, Flex has filed relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A on October 5, 2026 (the “Proxy Statement”). The Proxy Statement has been mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off-related proposals. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom with respect to its common stock. This Current Report on Form 8-K is not a substitute for the Proxy Statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors are able to obtain free copies of the Proxy Statement and Form 10 and other relevant documents (when they become available) that have been or will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also are able to obtain free copies of the Proxy Statement and other relevant documents filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

2.1*	Stock Purchase Agreement, dated September 3, 2026, by and among EPC Power Corp., Charge Parent, LLC, ACS Acquisitions, Inc. and Flex Ltd. (solely for the purposes of Section 13.24 thereof) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2026).

10.1	Bridge Credit Agreement, dated as of October 9, 2026, by and among Flex Ltd., as borrower, the lenders party thereto and Citibank, N.A., as administrative agent.

10.2*	Series A Convertible Preferred Stock Investment Agreement, dated October 2, 2026, by and among Flex Ltd., Axiom Solutions International, Inc. and the investors party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2026).

10.3	Credit Agreement, dated as of September 29, 2026, by and among Flex Ltd., as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on October 2, 2026).

99.1	Press release, dated October 14, 2026, announcing completion of the Transaction.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Schedules and certain portions of this exhibit have been redacted in accordance with Items 601(a)(5) and 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: October 14, 2026	By:	/s/ Kevin Krumm
		Name:	Kevin Krumm
		Title:	Chief Financial Officer